Exhibit 99.1

Ameris Bancorp Announces $20 Million Of Efficiency Inititiaves For 2019

JACKSONVILLE, Fla., Sept. 20, 2018 /PRNewswire/ -- Ameris Bancorp (Nasdaq: ABCB) (the "Company") today announced certain cost saving initiatives for 2019 that are expected to reduce annual operating expense by an aggregate of approximately $20.0 million during 2019. The plan includes several initiatives, including reduced data processing fees and certain branch closure and consolidation plans. Commenting on the Company's initiatives, Dennis J. Zember, Jr., the Company's President and Chief Executive Officer, said, "We are determined to continue driving our operating efficiency lower, believing that doing so positions us well to compete aggressively for the best customers without having to sacrifice our top quartile return on assets. These cost savings add confidence to our forecast for 2019 and are in addition to the savings that we projected, and realized, on our recent acquisitions. We intend to use a portion of these savings to invest more aggressively in our long-term growth initiatives without impacting the earnings we expect for 2018 and 2019."

The Company has very carefully studied customer behaviors and transaction data and believes that the initiatives will have little to no adverse impact on customer service. "We have invested substantially in mobile and on-line delivery systems that increasingly mirror our customers' behaviors. The convenience that we provide customers with these products and services, combined with the proximity to other Ameris Bank branches, gives me confidence that we are not impacting our growth rates or our ability to deliver an exceptional customer experience," added Mr. Zember.

About Ameris Bancorp
Ameris Bancorp is a bank holding company headquartered in Moultrie, Georgia. The Company's banking subsidiary, Ameris Bank, had 126 locations in Georgia, Alabama, northern Florida and South Carolina at the end of the most recent quarter.

This news release contains statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe", "estimate", "expect", "intend", "anticipate" and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. The forward-looking statements in this news release are based on current expectations of the management of Ameris Bancorp (the "Company") and are provided to assist in the understanding of the Company's potential future performance. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors, including, without limitation, the following: general competitive, economic, political and market conditions and fluctuations, including, without limitation, movements in interest rates; competitive pressures on product pricing and services; businesses acquired may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from acquisition transactions may not be fully realized within the expected timeframes; disruption from acquisition transactions may make it more difficult to maintain relationships with customers, employees or others; diversion of management time to merger-related issues; and the success and timing of other business strategies. For a discussion of some of the other risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2017 and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT: Nicole S. Stokes, Executive Vice President and CFO, 229-890-1111